AQR FUNDS

Supplement dated October 20, 2009 (“Supplement”)

to the Class I Prospectus dated October 14, 2009 (“Prospectus”) of the

AQR Global Equity Fund (“Fund”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248. Please review this important information carefully.

Please note that the Class I Shares of the AQR Global Equity Fund are not currently being offered.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE